UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 14, 2005

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2005, iVOW, Inc. (the “Company”) issued a press release announcing its financial results as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 (the “Press Release”).  A copy of the Press Release is furnished as Exhibit 99.1 attached hereto.

Item 8.01                                             OTHER EVENTS

On November 14, 2005, the Company held a conference call complementary to the Press Release where the Company provided a financial and operational update to analysts and investors.  A transacript of the update to analysts and investors is attached hereto as Exhibit 99.2.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

The following exhibit is filed with this current report:

Exhibit No.	Description
99.1	Press Release, dated November 14, 2005.
99.2	Transcript of presentation to analysis and investors

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Additionally, the information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: November 15, 2005	/s/ J. Bradford Hanson
J. Bradford Hanson Vice President of Finance, Chief Financial Officer and Secretary (Principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 14, 2005.

99.2	Transcript of presentation to analysis and investors